FOURTH SUPPLEMENTAL INDENTURE


                  FOURTH SUPPLEMENTAL INDENTURE, dated as of March __, 2001, between TEREX CORPORATION, a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS (as defined below) and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").

                  WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc., O & K Orenstein & Koppel, Inc., The American Crane Corporation, Amida Industries, Inc., and Cedarapids, Inc., as guarantors (collectively, the "Subsidiary Guarantors"), and the Trustee are parties to an Indenture dated as of March 9, 1999, as amended by First Supplemental Indenture dated as of April 1, 1999, and as further amended by Second Supplemental Indenture dated as of July 29, 1999, as further amended by Third Supplemental Indenture dated as of August 26, 1999 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

                  WHEREAS, the Company has acquired all of the outstanding capital stock of BL-Pegson (USA), Inc., Benford America, Inc., Coleman Engineering, Inc., EarthKing, Inc., Finlay Hydrascreen USA, Inc., Powerscreen Holdings USA, Inc., Powerscreen International LLC, Powerscreen North America, Inc., Powerscreen USA, LLC, Royer Industries, Inc., Standard Havens, Inc., Standard Havens Products, Inc. and Terex Bartell, Inc. (each individually, a "New Subsidiary") and collectively, the "New Subsidiaries");

                  WHEREAS, pursuant to the terms of the Indenture, the New Subsidiaries each have become a Restricted Subsidiary organized under the laws of the United States and, as such, the Company is required to cause each of the New Subsidiaries to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

                  WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add the New Subsidiaries as Subsidiary Guarantors under the Indenture.

                  NOW, THEREFORE, the Company, the Subsidiary Guarantors, the New Subsidiaries and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1
                           AMENDMENT TO THE INDENTURE

                  Section 1.01. Each New Subsidiary agrees to be bound under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each of the New Subsidiaries agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2
                                  MISCELLANEOUS

                  Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

                  Section 2.02. All capitalized terms used but not defined in this Fourth Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Fourth Supplemental Indenture otherwise requires.

                  Section 2.03. This Fourth Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

                  Section 2.04. This Fourth Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

                  Section 2.05. This Fourth Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

                  Section 2.06. The recitals contained in this Fourth Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.


                                            TEREX CORPORATION


                                            By:___________________________
                                                  Eric I Cohen
                                                  Senior Vice President


                                            UNITED STATES TRUST COMPANY
                                            OF NEW YORK, as Trustee


                                            By_________________________
                                                 Name:
                                                 Title:

                                            SUBSIDIARY GUARANTORS:



                                            KOEHRING CRANES, INC.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            PAYHAULER CORP.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            PPM CRANES, INC.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            TEREX CRANES, INC.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            TEREX MINING EQUIPMENT, INC.


                                            By:___________________________
                                                 Name: Eric I Cohen
                                                 Title:  Vice President


                                            TEREX-RO CORPORATION


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President

                                            TEREX-TELELECT, INC.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            THE AMERICAN CRANE CORPORATION


                                            By:__________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            O&K ORENSTEIN & KOPPEL, INC.

                                            By:__________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            AMIDA INDUSTRIES, INC.

                                            By:__________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            CEDARAPIDS, INC.


                                            By:___________________________
                                                  Name:  Eric I Cohen
                                                  Title:  Vice President


                                            STANDARD HAVENS, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President

                                            STANDARD HAVENS PRODUCTS, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            BL-PEGSON (USA), INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            BENFORD AMERICA, INC.


                                            By:___________________________
                                                 Name: Eric I Cohen
                                                 Title: Vice President


                                            COLEMAN ENGINEERING, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            EARTHKING, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Secretary


                                            FINLAY HYDRASCREEN USA, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            POWERSCREEN HOLDINGS USA, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President

                                            POWERSCREEN INTERNATIONAL LLC


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            POWERSCREEN NORTH AMERICA, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            POWERSCREEN USA, LLC


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            ROYER INDUSTRIES, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President


                                            TEREX BARTELL, INC.


                                            By:___________________________
                                                  Name: Eric I Cohen
                                                  Title: Vice President

                                TEREX CORPORATION

                                  $100,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                        ---------------------------------

                          FOURTH SUPPLEMENTAL INDENTURE

                           Dated as of March __, 2001

                        --------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                     Trustee